                                         LETTER AGREEMENT

This Letter Agreement (the  "Agreement") is made as of October 8, 1999 between DevClick.com, Inc., a Delaware corporation (the  "Company"), and
Paul Levy (the  "Stockholder").  As of the date of this Agreement, the
Stockholder is the legal and beneficial owner of ten percent (10%) of the total shares of capital stock of the Company (on a fully-diluted, as converted to Common Stock basis (including options, warrants and other rights to purchase stock, whether or not exercised)) (the " Stockholder's Right to
Maintain Percentage ").  The Stockholder shall be granted, on the last business day of each calendar month, an option to purchase that number of shares of Common Stock of the Company (a " Right to Maintain Option ") such that, upon exercise of said Right to Maintain Option, the Stockholder will own the Stockholder's Right to Maintain Percentage.  Each Right to Maintain Option
shall have an exercise price per share equal to the fair market value of the
Common Stock of the Company on the date of grant.  Further, each Right to
Maintain Option shall have vesting provisions identical to those contained in the Stockholder's original stock option grant.  Notwithstanding the foregoing, the Stockholder shall be provided with a Right to Maintain Option, if necessary, prior to the consummation of (i) the initial public offering of shares of capital stock of the Company (the " IPO "), (ii) a Change of Control
Transaction (as defined below) or (iii) any other potentially dilutive event.
Further, the Stockholder's right to receive options pursuant to this Agreement shall terminate immediately following the earlier of the consummation of (i)
the IPO or (ii) a Change of Control Transaction (as defined below).  A "Change of Control Transaction " shall mean a transaction or a series of transactions
(including a merger) in which the Stockholders of the Company immediately before the transaction own immediately after the transaction less than a majority of the outstanding voting securities of the surviving entity (or its parent), a sale of substantially all of the assets of the Company or the acquisition by any person or legal entity holding shares of capital stock of the Company of one hundred percent (100%) of the voting capital stock of the
Company, whether by merger, stock purchase or otherwise.
COMPANY:
DEVCLICK.COM
By: /s/ Michael T. Devlin
        Name: Michael T. Devlin
        Title:
Stockholder:
By: /s/ Paul D.Levy
        Name: Paul D. Levy
        Title: Chairman of the Board

LETTER AGREEMENT
This Letter Agreement (the  "Agreement") is made as of October 8, 1999 between DevClick.com, Inc., a Delaware corporation (the  "Company"), and
Michael T. Devlin (the  "Stockholder").  As of the date of this Agreement, the
Stockholder is the legal and beneficial owner of ten percent (10%) of the total shares of capital stock of the Company (on a fully-diluted, as converted to Common Stock basis (including options, warrants and other rights to purchase stock, whether or not exercised)) (the " Stockholder's Right to
Maintain Percentage ").  The Stockholder shall be granted, on the last business day of each calendar month, an option to purchase that number of shares of Common Stock of the Company (a " Right to Maintain Option ") such that, upon exercise of said Right to Maintain Option, the Stockholder will own the Stockholder's Right to Maintain Percentage.  Each Right to Maintain Option
shall have an exercise price per share equal to the fair market value of the
Common Stock of the Company on the date of grant.  Further, each Right to
Maintain Option shall have vesting provisions identical to those contained in the Stockholder's original stock option grant.  Notwithstanding the foregoing, the Stockholder shall be provided with a Right to Maintain Option, if necessary, prior to the consummation of (i) the initial public offering of shares of capital stock of the Company (the " IPO "), (ii) a Change of Control
Transaction (as defined below) or (iii) any other potentially dilutive event.
Further, the Stockholder's right to receive options pursuant to this Agreement shall terminate immediately following the earlier of the consummation of (i)
the IPO or (ii) a Change of Control Transaction (as defined below).  A "Change of Control Transaction " shall mean a transaction or a series of transactions
(including a merger) in which the Stockholders of the Company immediately before the transaction own immediately after the transaction less than a majority of the outstanding voting securities of the surviving entity (or its parent), a sale of substantially all of the assets of the Company or the acquisition by any person or legal entity holding shares of capital stock of the Company of one hundred percent (100%) of the voting capital stock of the
Company, whether by merger, stock purchase or otherwise.
COMPANY:
DEVCLICK.COM
By:/s/ Paul D. Levy
        Name:  Paul D. Levy
        Title: Chairman of the Boardk
Stockholder:
By:/s/  Michael T. Devlin
        Name: Michael T. Devlin
        Title: